UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49602	77-0118518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive San Jose, California	95131
(Address of Principal Executive Offices)	Zip Code

(408) 904-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 8, 2021, Synaptics Incorporated (the “Company”) issued a press release announcing the Notes Offering (as defined below). The press release is furnished hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Notes Offering

On March 8, 2021, the Company announced that it intends to offer and sell, subject to market and other conditions, $400 million aggregate principal amount of senior unsecured notes due 2029 (the “Notes”) in a private offering (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes will be guaranteed by each of the Company’s subsidiaries that guarantee its obligations under its senior secured credit facility.

The Company expects to use the net proceeds from the sale of the Notes to repay the $100.0 million of borrowings under its revolving credit facility and for general corporate purposes, which may include, among other things, to prefund the repayment of a portion of the Company’s existing 0.50% convertible senior notes due 2022 (the “Existing 2022 Notes”) and to pay any and all expenses, fees and costs associated therewith, including the payment of accrued and unpaid interest on such repurchased Existing 2022 Notes, future acquisitions, additional repayment of existing indebtedness and repurchases of shares of the Company’s common stock.

The Notes have not been and are not expected to be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. This Current Report on Form 8-K, including Exhibit 99.1, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Amendment and Restatement of Credit Agreement

In connection with the issuance of the Notes, the Company expects to amend and restate its Amended and Restated Credit Agreement, by and among the Company, as borrower, the Lenders named therein and Wells Fargo Bank, National Association, as administrative agent (the “Amended and Restated Credit Agreement”) to, among other changes, extend the maturity date of its senior secured revolving credit facility (the “Revolving Credit Facility”) to five years from the closing date of the amendment, increase the facility size from $200.0 million to $250.0 million, and replace the requirement to maintain a total debt to Adjusted EBITDA ratio of no more than 4.75 to 1.00 with a requirement to maintain a net total debt to Adjusted EBITDA ratio of no more than 3.75 to 1.00, provided that for the four fiscal quarters ending after the date of a material acquisition, such maximum leverage ratio shall be adjusted to 4.25 to 1.00, and thereafter 3.75 to 1.00, provided further, that such deemed increase pursuant to the foregoing proviso shall not apply to more than two material acquisitions consummated during the term of the Amended and Restated Credit Agreement. The consummation of the Amended and Restated Credit Agreement is not conditioned upon the issuance of the Notes and the issuance of the Notes is not conditioned upon the consummation of the Amended and Restated Credit Agreement. The Company expects the consummation of the Amended and Restated Credit Agreement to occur concurrently with the consummation of the Notes Offering, subject to customary closing conditions. As of March 1, 2021, there was approximately $100.0 million outstanding under the Revolving Credit Facility.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business, including the Company’s expectations regarding the closing of the Amended and Restated Credit Agreement and the Notes Offering including the anticipated use of proceeds from the Notes Offering, described in this Current Report on Form 8-K, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,”

“estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect the Company’s best judgment and are based on several factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond its control. Such factors include, but are not limited to: the Company’s inability to satisfy the closing conditions of the Notes Offering or the Amended and Restated Credit Agreement; the Company’s dependence on its solutions for the mobile product applications market and the PC product applications market for a substantial portion of its revenue; risks related to the volatility of the Company’s net revenue from its solutions for mobile product applications; the Company’s dependence on one or more large customers; the risk that the Company’s business, results of operations and financial condition (including liquidity) and prospects may be materially and adversely affected by heath epidemics, including the COVID-19 pandemic; the Company’s exposure to industry downturns and cyclicality in its target markets; the risk that the Company’s product solutions for new markets will not be successful; the Company’s ability to maintain and build relationships with its customers; the Company’s dependence on third parties to maintain satisfactory manufacturing yields and deliverable schedules; and the risks as identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein) and other risks as identified from time to time in the Company’s Securities and Exchange Commission reports. Forward-looking statements are based on information available to the Company on the date hereof, and it does not have, and expressly disclaims, any obligation to publicly release any updates or any changes in its expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. The Company’s actual results and the timing of certain events could differ materially from the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 8, 2021, announcing the proposed Notes Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2021	SYNAPTICS INCORPORATED

	By:	/s/ Dean Butler
	Name:	Dean Butler
	Title:	Senior Vice President and Chief Financial Officer

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